Exhibit 99.1

LEVI		1155 Battery Street, San Francisco, CA 94111
STRAUSS
& CO.
NEWS	Investor Contact:	Allison Malkin
Integrated Corporate Relations, Inc.
(203) 682-8200

	Media Contact:	Jeff Beckman
Levi Strauss & Co.
(415) 501-3317

LEVI STRAUSS & CO. NAMES NEW U.S. DOCKERS® BRAND PRESIDENT

SAN FRANCISCO (May 16, 2005) – Levi Strauss & Co. (LS&CO.) today announced the appointment of John Goodman as president of the U.S. Dockers® business, effective June 6. Goodman, 40, will report to Phil Marineau, LS&CO. chief executive officer.

Goodman has been senior vice president and chief apparel officer for Kmart Holding Corporation, a wholly owned subsidiary of Sears Holdings Corporation (NASDAQ: SHLD), since December 2003. In this position, he managed the company’s multibillion dollar apparel and home business at 1,500 U.S. Kmart stores.

“John is a talented merchant and leader with a track record of building profitable businesses,” said Marineau. “He has extensive apparel and retail industry experience, and keenly understands the importance of great products and close working relationships with retailers in driving brand growth.”

Prior to joining the Kmart Holding Corporation, Goodman spent 11 years at Gap, Inc., where he held a series of increasingly responsible merchandising and management positions. When he left Gap in 2003, he was senior vice president of merchandising, planning, production and distribution for the company’s outlet stores. In this position, Goodman developed and launched the company’s Banana Republic and Old Navy outlet concepts. He started his career at Bloomingdale’s in New York in the executive training program and worked as a buyer for four years.

“I am thrilled to join a legendary company such as Levi Strauss & Co.,” said Goodman. “The Dockers® brand has defined comfortable, causal clothing for American consumers for nearly 20 years and is one of the most recognized and widely worn apparel brands. I look forward to working with the team to build on the successful history of the brand and create a new generation of loyal Dockers® wearers.”

A native of Baltimore, Goodman earned his bachelor’s degree at the University of Maryland in 1986. He succeeds Bobbi Silten, who decided in April to take a six-month sabbatical starting in June of 2005.

Levi Strauss & Co. (LS&CO.) is one of the world’s largest brand-name apparel marketers with 2004 sales of $4.1 billion. The company manufactures and markets branded jeans and casual sportswear under the Levi’s®, Dockers® and Levi Strauss Signature™ brands.

This news release contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use words like “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors should consider the information contained in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended 2004, especially in the Management’s Discussion and Analysis - “Financial Condition and Results of Operations” and “Factors That May Affect Future Results” sections, our most recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this news release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this news release.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this news release to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

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